Exhibit 99.1
December 5, 2008 Santander BanCorp (NYSE: SBP, Latibex: XSBP) Investor Presentation 3Q-2008

This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors and conditions which could cause actual results to differ materially from historical results or from past results contained herein. Such factors include, but are not limited to, the possibility that adverse general market macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments, the ability of management to effectively implement the Company's strategies, increases in delinquency rates of borrowers and other factors described in the Company's periodic filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation (and expressly disclaims any such obligation) to publicly update or revise its forward-looking statements or any information contained herein. Forward Looking Statements

Current Environment ...

The current economic situation in Puerto Rico is challenging ... The growth in real GNP maintains a negative trend ... .... while inflation continue rising 1 2 3 4 5 6 7 8 9 % crec. PNB 0.015 -0.003 0.021 0.027 0.019 0.005 -0.018 -0.021 -0.032 Real GNP Growth (Fiscal Year) % of growth in constant prices 1/1/2008 Feb Mar Apr May Jun Jul Aug Sep % crec. PNB 0.0768 0.077 0.0766 0.081 0.0888 0.0986 0.1166 0.1232 0.12 P.R. Consumer Price Index (Dec. 2006 = 100) % of growth in the CPI Nominal GNP FY07: $58.7 billions Nominal GNP FY08(E): $60.9 billions Source: Puerto Rico Planning Board, Statistical Appendix to the Governor 2007; Puerto Rico Department of Labor.

Total investment remains stagnant ... Public investment is no longer the engine of growth ... .... and private investment remains sluggish amidst negative economic perspectives 97 98 99 0 1 2 3 4 5 6 7 Inversion Publica 2950.2 3064.1 3054.5 2826.6 2698.2 2596.8 2792.9 3009.3 3113.3 2865.8 2739.5 Public Investment ($ Millions) 97 98 99 0 1 2 3 4 5 6 7 Inversion Publica 5578.5 6054 8423.1 9025.9 8985.9 8758.9 8569.3 8951.9 8788.3 8828.3 8943.1 Fiscal Years Fiscal Years Source: Puerto Rico Planning Board, Statistical Appendix to the Governor 2007. Note: Investment includes construction and machinery and equipment. Private Investment ($ Millions)

3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 9/7/2007 10/7/2007 11/7/2007 12/7/2007 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/8/2008 Inversion Publica 3718.333333 3722 3848 3660.666667 3656.666667 3607.666667 3527 3635.666667 3508 3339 3106.666667 2998.666667 3177 3169.333333 3313.333333 3234.333333 3340.333333 3291.666667 3160.666667 3160.333333 3006.666667 2788 2644.333333 2701 2944.333333 3049.666667 3017.333333 2958 2865.333333 2629 The construction sector was a key driver of Puerto Rico's economic growth in the past but its activity has been contracting ... Cement sales continue declining ... .... and the number of permits for new housing units followed a similar trend Three-month moving average New Housing Units Permits (#) Cement Sales (000's of 94 pound bags) 3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 9/7/2007 10/7/2007 11/7/2007 12/7/2007 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/8/2008 Inversion Publica 1391.666667 1365 1435 1416 1315 1489.333333 1239 1354.666667 1143 1129.666667 1025.666667 1060.666667 988.3333333 991.3333333 1097 1259.333333 1197.666667 1040.333333 1038.666667 1102 1149 996.3333333 1066 1003 927 935.6666667 867.3333333 954 723.3333333 545 Three-month moving average Source: Puerto Rico Planning Board The housing market is facing an excess inventory of new housing in that could last three to five years ...

The aforementioned deterioration in the economic environment is leading to job losses ... The unemployment level remains high ... .... with jobs losses amounting to 21,711 persons as of September 2008 1/1/2006 2/1/2006 3/6/2006 4/6/2006 5/6/2006 6/6/2006 7/6/2006 8/6/2006 9/6/2006 10/6/2006 11/6/2006 12/6/2006 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 8/7/2007 9/7/2007 10/7/2007 11/7/2007 12/7/2007 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/1/2008 9/1/2008 Tasa de desempleo 0.115 0.104 0.0909 0.1 0.112 0.108 0.11 0.104 0.108 0.091 0.099 0.102 0.098 0.114 0.101 0.102 0.107 0.112 0.114 0.116 0.11 0.114 0.112 0.112 0.108 0.112 0.098 0.104 0.112 0.111 0.123 0.126 0.12 Empleo 1 1 0.98 0.98 0.99 0.98 0.97954716 0.97 0.97 0.97 0.97257318 0.977389292 0.974543408 0.968601451 0.962847135 0.964754816 0.967538154 0.969883663 0.973167376 0.967850888 0.963034776 0.957749562 0.960564173 0.965005004 0.961564924 0.957155367 0.949837378 0.949086815 0.948336252 0.952339254 0.947804603 0.941987741 0.93248061 Grupo Trabajador 1 0.99 0.99 1 1 1 0.992724713 0.99 0.98 0.99 0.989204412 0.989204412 0.993194086 1.002581554 1.008448721 1.007509974 0.996714386 0.988969725 0.981929125 0.976061957 0.967613236 0.964092936 0.961276696 0.960337949 0.958929829 0.960807322 0.961511382 0.960337949 0.960572636 0.963623563 0.965735743 0.963623563 0.960807322 Nonfarm Employment and Unemployment Unemployment Rate Nonfarm Employment Labor Force Jan-Sep 08/07 Jan-Sep 07/06 Serv. -9.1 0.6 Mnfg. -4.4 -3.5 Trade -5.7 -2.5 Const. 1.4 -2.8 Others -3.5 -4.7 Accumulated Job Losses (#) Jan-Sep. 08/07 Jan-Sep. 07/06 Source: Puerto Rico Department of Labor (Jan 06 = 100)

6,483 7,457 Personal Commercial Source: Boletin de Puerto Rico % Var. 15.3% 30.0% 10.3% Cambio Personal Commercial Total + 974 + 461 + 513 % var. ... driving up the number of personal and commercial bankruptcies fillings ... Total Bankruptcies (# of fillings, January through October) % Var. 15.0% Change Personal Total + 974 Variation in Bankruptcy Fillings (Jan-Oct/08 vs. Jan-Oct/ 07) % var.

1T 2005 2T 3T 4T 1T 2006 2T 3T 4T 1T 2007 2T 3T 4T 1T 2008 2T 3T Morosidad Total 2.13 2.02 2.06 1.95 1.86 1.99 2.35 2.64 3.08 3.46 4.21 4.58 5.3 6.01 6.74 Morosidad Construccion 5.521 5.447 6.545 5.467 3.39 2.971 4.741 4.129 6.313 6.176 7.382 8.518 14.088 15.45 17 Morosidad Hipotecario 2.214 2.066 1.952 1.911 2.77 2.85 3.104 3.303 3.651 3.905 4.952 5.25 5.43 5.81 5.25 Comercial e industrial 2.261 1.597 1.939 2.736 3.098 3.977 3.518 3.409 5.272 Total NPLs, % (FDIC Data - Average > 90 days) Residential Mortgage NPLs Total NPLs Construction NPLs Beginning of current recession .... adversely affecting the quality of assets of Puerto Rico's financial system ... Note: The industry average do not include Banco Popular de Puerto Rico. NPLs information for the bank for the 3Q08 was not available in the FDIC website.

In summary, Puerto Rico's economy has deteriorated during the past 18-months, facing significant challenges in the short-run ... The economic contraction is continue until late 2010 or 2011 ... 2004 2005 2006 2007 2008 2009E 2010 2011 % Var PNB Nominal 0.027 0.019 0.007 -0.018 -0.023 -0.01 -0.015 0.011 Fiscal Year .... as structural and cyclical challenges limits the possibility of a recovery Lower absorption rate in the housing market Inflation and job losses limits the possibility of a recovery through consumption spending Widening of fiscal deficit inhibit the possibility of implementing expansionary fiscal policy Consumer and business financial deterioration will continue influencing total bankruptcies Reduction in lending activity as asset quality deteriorates Effect of the U.S. economic recession on the local economy Economic Outlook 2011 Short-term Challenges Source: Puerto Rico Planning Board and industry consensus. Industry Consensus

Recent developments on the economic and political landscape could reduce the negative effect of these challenges ... New elected government beginning in January 2009 has at the top of its agenda reducing the fiscal deficit and implementing economic initiatives to stimulate an economic recovery. The reduction in the price of oil could help stabilize inflation and improve prospects for growth. The possible approval of a second fiscal stimulus package by the U.S. Congress could inject additional funds to the local economy to finance infrastructure projects. Positive Political and Economic Events

Introduction to Santander BanCorp ...

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Santander BanCorp is an affiliate of Grupo Santander (Spain), its majority shareholder …

Main Business Regions (2007 data)

Continental Europe
- Customers: 22.6 million
- Branches: 5,976

United Kingdom
- Customers: 16.4 million
- Branches: 704



Latin America
- Customers: 25.9 million
- Branches: 4,498

Grupo Santander Profile (Spain)

- Founded in 1857
- 1st in EuroZone and among top 10 in the world(1)
- Global reach: + 40 countries, 65 million clients, and 11,178 branch offices
- $1.4 trillion in total assets as of Sep-30-08
- $82.3 BN in equity as of Sep-30-08
- $9.9 BN in net income in as of Sep-30-08, up 17%
- Majority shareholder in Sovereign Bank
- +$93.9 billion in market cap (as of Sep-30-08)
- Puerto Rico among oldest international investments

(1) Ranked by market cap as of Sep-30-08.

Santander

+ 465,191 clients $14.0 billions in customer financial assets under control $8.1 billions in assets / $6.3 billions in loans $5.6 billions in deposits $555 millions in capital $505 millions in market capitalization (Dec. 3, 2008) "A2" Moody's(1), "A" S&P, "AA-" Fitch. (1) Calificacion a Banco Santander Puerto Rico unicamente. Santander BanCorp Profile ... with 32 years of presence in Puerto Rico ... Main Offices, Santander BanCorp, Hato Rey, Puerto Rico. (as of 3Q08)

High Income Middle Income Mass Market Institutional SUB-TOTAL Total Banco Corporativo Institucional Empresas Pymes MM RM RA Clientes 354761 423 863 2201 20833 156869 125415 48157 Small Business Middle Market Island Finance TOTAL Client Base: Corporate 330,441 (93%) 24,320 (7%) Businesses Individuals ... and an important portion of its client base in the high/middle income segments Banking Branches: 57 Consumer Finance Stores: 69 Wealth Mgnt. Offices: 3 Insurance Offices: 2 Telephone Banking (Bank call ctrs.): 1 ATMs: 144 Distribution Channel : (as of 3Q08) Total Island Fianance Clientes 465191 110430 * Activity Index1: Loyalty Index2: Cross-Sell Ratios*: 73% 40% 91% 26% 85% 31% 56% 52% 78% 59% 65% 85% 68% 37% 82% 68% Activity index represent active clients (min. 3 transaction in last 90d.for individuals and 15 trans. for businesses) as a percent of total clients. Loyalty index is loyal clients as a percent of active clients. Loyal clients are: individuals with a deposit account + debit card + an additional 1- 3 products; small business with deposit account + cash mgmt or 10 transactions + 1 additional product; middle market with 3 of any 6 products; and institutional and corporate with 3 of any 7 products. * Figures for cross-selling ratios do not include Island Finance.

Santander is one of the few financial institutions providing full scale financial services in Puerto Rico ... COMMERCIAL BANKING WEALTH MANAGEMENT INSURANCE CONSUMER BANKING Santander Securities Santander Insurance Santander Financial Broker-Dealer Agency Island Finance Santander Int. Bank Int'l Bank (IBE) Santander Asset Mgmt. Mutual Funds Banco Santander Commercial Bank 91% Santander Spain Banco Santander Credit Cards & Pers. Loans MORTGAGE BANKING Banco Santander Mortgage Loans

.... ranking among the top four financial institutions in key business segments ... 1) Total loans (incl. consumer finance) + client deposits + gross assets in mutual funds. 2) Retail assets under management at broker-dealer + gross assets in mutual funds. 3) Consumer loans at the Bank (excl. auto loans) + consumer finance loans. 4) Based on 2Q08 insurance and reinsurance commissions reported on FR Y-9C reports to the Fed. 5) Ranked from lowest to highest NPL/TL ratio. Based on FDIC data for 3Q08. 6) Client deposits exclude brokered CDs and Citibank P.R. Citi is excluded due to unusual deposit trends. Business market shares are as of Jun-30-08.

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… and maintaining strong credit ratings despite the challenges facing the financial industry in Puerto Rico

Santander BanCorp				
	Long-Term	Short-Term*	Outlook	Last Ratings Update
S&P	A	A-1	Negative	Dec-18-07
Fitch	AA-	F1+	Negative	Dec-14-08
Moody's (BSPR only)	A2	P-1	Negative	Nov-29-07

Santander (Spain)				
	Long-Term	Short-Term*	Outlook	Last Ratings Update
S&P	AA	A1+	Stable	Mar-07-07
Fitch	AA	F1+	Negative	Oct-14-08
Moody's	Aa1	P1	Stable	Apr-13-07
DBRS	AA	R1 (high)	Stable	Oct-11-06

* The highest rating levels for short-term debt are: 'A1' for S&P; 'P1' (Prime-1) for Moody's, 'F1' for Fitch and 'R1' for DBRS.
Source: SNL. Data downloaded on Dec-4-08.

Santander

Drivers 2008 2010 2012 Franchise Goal Become the best retail bank in Puerto Rico Financial Goals Goal Promote earning growth and profitability 2009 Franchise / Financial Goals In the short-term, Santander is focus on promoting earning growth and working to become the best retail financial institution in Puerto Rico Client base penetration: Cross-selling index > 4.0 products Loyalty index >50% Human Resources Santander brand Efficiency and Quality Installed Capacity Core Competencies Unique Sales Mngt. Model Cross-selling to high net worth and middle income clients Strong Risk Mngt. Framework Building a great place to work Social and corporate responsible service to our community Priorities Asset Quality Clients & Cross-sell Net Interest Margin Fee Income Expense Control Funding Mix / Deposit Franchise 2011

Financial performance ...

As of September 2008, Santander experienced a planned reduction in total assets and an improvement in earnings ... Total Assets ($ in Millions) 2003 2004 2005 2006 2007 As of 9/07 As of 9/08 Assets 7366.7 8323.6 8271.9 9188.168 9160.213 9249.314 8135.179 Net Income ($ in Millions) 2003 2004 2005 2006 2007 As of 9/07 As of 9/08 Net Income 39.819 86.928 79.806 43.169 -36.245 -34.274 16.076 .... total assets declined 12% to $8.1 billion as of 3T08 .... the Corporation net income increased by $50.4 million to $16.1 million when compared with net losses in 2007.

Several non-recurrent items must be accounted for... that impacted earnings ... Net Income adjusted for non-recurrent items ($ in Millions) 2003 2004 2005 2006 2007 As of 9/07 As of 9/08 Net Income 39.819 86.928 79.806 43.169 7.1 5.426 31.4 Net Income Adjustments includes: Santander Financial impairement and goodwill charge of $43.3 millions in 2007 Santander Financial impairment charge of $39.7 millions as of September 30, 2007 Valuation allowance for claim receivable from Lehman of $25.1 millions as of Sep-2008 (i.e., $15.3 millions net of taxes)

Commercial Mortgage Consumer 3Q08 2601 2639 1187 18% 41% 41% Loan Portfolio US Agencies MBS Other 4Q06 653.294 529.362 67.955 5% 42% 53% Other MBS U.S. Agencies Investment Portfolio Portfolio: Yield: 4.3% Duration: 3.3 yrs. Consumer Mortgage Commercial Sep-07 Sep-08 Loans 6.9 6.248 Investments 1.519 0.891 Cash + Others 0.829 0.995 Loan Portfolio Investment Portfolio Cash + Other Asset Growth and Composition $9.25 $8.14 -12.0% % Change 3Q07 vs. 3Q08: Loan Portfolio: - 9.4% Inv. Portfolio: - 41.4% $ in Billions 75% 16% 9% 77% 11% 12% As of Sep-2008 The reduction in total assets was driven by a decline in the loan and investment portfolio ...

.... while the reduction in total liabilities reflects an emphasis on reducing the exposure on Brokered CD's and growing core deposits... As of Sep-2008 Sep-07 Sep-08 Deposits 6.1 5.6 FHLB Adv. 0.825 1 Treasury CD's/Wholesale 1.5 0.7 Other 0.3 0.3 Total Deposits Treasury CDs & Wholesale Other Liabilities Liabilities Composition $8.7 $7.6 -13.0% $ in Billions 10% 17% 3% 70% 13% 9% 4% 74% Dist Dist FHLB Advance % growth of liabilities 08/07 Deposits Treasury CDs & Wholesale Other Liabilities -16% -53% -8% Total Liabilities -13% FHLB Advance 20%

2003 2004 2005 2006 2007 YTD-07 YTD-08 NIM 0.0342 0.0333 0.0302 0.0363 0.0374 0.0376 0.044 NIM w/o Island Finance 0.0293 0.0302 Improvements in pricing strategy, cost of funding and funding mix led to a significant increase in NIM* year-over-year ... * On tax equivalent basis. YTD interest margin is the percentage as of September 30th of each year. + 64 bps

Fee Income Growth and Composition ($ in Millions) 2004 2005 2006 2007 As of 9/07 As of 9/08 Bank Fees 38.98 42.27 49.08 47.201 34.162 33.746 Wealth Mgnt Fees 46.08 45.66 45.24 56.509 39.629 51.642 Insurance Fees 5.03 7.36 11.74 11.756 9.457 6.468 $95.4 $106.0 $115.5 $83.3 $91.8 CAGR: +10.1% +10.2% ... while fee income experienced a strong growth driven primarily by a 30% growth in wealth management fees Insurance Fees Wealth Mgmt. Fees Bank Fees 41% 49% 10% Dist. % 37% 56% 7% Dist. %

2004 2005 2006 2007 As of 9/07 As of 9/08 Gastos Bancorp 215.5 220.26 222.997 231 169.298 180.749 Gastos Santander Financial 44.5 51.298 39.02 39.556 $ in Millions Expense growth remained below the inflation rate after excluding extraordinary expenses related to personnel reduction, incentive plans and the valuation allowance for claim receivable from Lehman ... + 5.7% + 5.5% + 21.4% $267.5 $282.3 $208.3 $220.3 Santander Financial Expenses Santander BanCorp Expenses (exc. Santander Financial)

.... this extraordinary expenses and higher provisions were the main factors affecting earnings for the first nine-months of 2008 ...

Commissions ($ in Millions) Santander Securities has experienced a positive performance driven by commission income... S. Securities SAM FFII Consumer loans Assets under management 5529.26 579.35 3256.06 6.199 FFII $3,256 35% S. Securities $5,529 59% $9,364 SAM $579 6% LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Total Consumer Finance Portfolio* 12.453 14.971 14.431 17.249 19.754 18.149 14.247 Assets under Management ($ in Millions) As of Sep-2008

.... while Santander Financial experienced a positive turnaround driven by better pricing, strong collection efforts and lower expenses ... Basic Financial Data Consolidated P&L As of Sep-2008 ($ in Millions) * Total nonperforming, including accruing loans. ** Includes impairment charges on intangible assets of $39.71 millions recognized on 3Q07. **

Asset Quality ...

Reserves for Loan Losses to NPLs (Coverage) Non-Performing Loans: Total Portfolio Net-Charge Off Ratio: Total Portfolio Total Loan Portfolio (as of Sep-08) Commercial Residential Mortgages Consumer Loan Portfolio 3039 2728 1278 Commercial* $2,601 41% Consumer** $1,187 18% Mortgages (Residential & Comm.) $2,639 41% $6,428 $ in Millions * Includes: SBA, Middle Market, Corporate, Construction and others ** Includes Island Finance (consumer finance) and consumer lending at Banco Santander. Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0.0157 0.0147 0.0127 0.0115 0.0122 0.011 0.0168 0.0163 0.0154 0.0168 0.0195 0.028 0.0416 0.0442 0.0409 0.0326 NPLs/TL w/o IF 0.0122 0.0073 0.013 0.0117 0.013 0.0145 0.0162 0.0249 0.0396 0.0427 0.0392 0.0298 NPLs / Total Loans w/o Consumer Finance (dba Island Finance) Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Coverage 0.7905 0.8155 0.8564 0.9282 0.9072 1.1803 0.8009 0.8653 1.0001 0.9707 0.9339 0.7333 0.567 0.5706 0.6711 0.8591 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NCOS 0.0045 0.0049 0.0052 0.0027 0.0027 0.0029 0.0099 0.0084 0.009 0.008 0.0103 0.0173 0.0142 0.0154 0.0148 0.0174 NCOS w/o IF 0.0027 0.0047 0.012 0.0078 0.0038 0.005 0.0054 0.0092 0.0054 0.0075 0.008 0.0106 NCOs / Avg. Loans w/o Consumer Finance (dba Island Finance) 216% Coverage Ratio excl. real estate secured NPLs in 3Q07

Loan Loss Provision / Net Charge-offs ($ in Millions) Loan Loss Provision (as of Sep-08) 2005 2006 2007 2008 YTD Provision 20.4 65.583 147.824 123.65 Prov/NCO 0.91 1 1.6 1.51 Prov/NCO 22.375 65.009 92.416 81.923 Provision for loan losses Provision / Net Charge-offs Net Charge-offs

Commercial NPLs Ratio (incl. real estate collateral) Net-Charge Offs Ratio: Commercial Portfolio Balance and Yield ($ in Millions) Commercial Loan Portfolio (as of Sep-08) Middle Mkt & SBA Corporate Construction Others Loan Portfolio 1622 632.13 500.33 262 Middle Mkt. $1,490 57% Other* $203 8% Construction $222 9% $2,601 $ in Millions * Includes: agricultural, SBA, factor liens, leasing and others. Middle market includes small business. ** Does not include adjustment for commercial loans secured by mortgages settled with two unrelated financial institutions in 2005 and 2006. *** Based on average balances. Corporate $686 26% 2004 2005 2006 2007 3Q-08 Total Commercial Loans* 3514 3307 3058 3106 2601 Portfolio Yield** 0.0427 0.0564 0.0691 0.07 0.052 Period End Balance** Yield*** Commercial 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0.0194 0.0178 0.0146 0.0133 0.0138 0.0133 0.0158 0.0156 0.0141 0.016 0.0171 0.034 0.0626 0.0659 0.0572 0.0363 Commercial 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NCOS ratio 0.0038 0.0043 0.002 0.001 0.001 0.0002 0.0087 0.0018 0.0011 0.0027 0.0025 0.0089 0.0044 0.0181 0.0035 0.003 Total Commercial NCOs / Avg. Commercial Loans

Mortgage NPLs Ratio** (Residential and comm. only) Net Charge-Offs: Residential Mortgage Portfolio Balance and Yield ($ in Millions) Residential Mortgage Portfolio (as of Sep-08) Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0.0078 0.0082 0.0096 0.0088 0.0108 0.0106 0.0103 0.0248 0.0193 0.0131 0.016 0.0309 0.0301 0.0218 0.0247 0.0253 LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 Seviced by BSPR Serviced by Others Mortgage Portfolio 2317 407 Mortgages Serviced by Santander $2,288 65% $3,512 $ in Millions Mortgages Serviced by Others $1,224 35% * Based on average balances. ** Includes residential and commercial mortgages only. Excludes commercial with real estate collateral and consumer finance mortgages. 2004 2005 2006 2007 3Q-08 Total Mortgage Portfolio* 1591.08 2147.48 2649 2682 2636 Portfolio Yield 0.0636 0.0588 0.0605 0.0617 0.0617 Period End Balance Yield* Mortgage 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0 0 0 0 0 0 0 0 0 0.0017 0 0.0009 0 0.0001 0 0 Residential Mortgage NCOs / Avg. Mortgage Loans

Consumer NPLs Ratio** Net-Charge Offs: Consumer Portfolio Balance and Yield ($ in Millions) Consumer Loan Portfolio (as of Sep-08) Personal Loans Credit Cards Consumer Finance Consumer Portfolio 438 232 608 Personal Loans (BSPR) $334 28% Consumer Finance (dba Island Finance) $591 50% $1,187 $ in Millions Credit Cards (BSPR) $261 22% Total Consumer NPLs / Consumer Loans w/o Consumer Finance (dba Island Finance) LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 2004 2005 2006 2007 3Q-08 Total Consumer Portfolio* 454.26 567.2 1231 1285 1187 Total Portfolio Yield** 0.109 0.0952 0.1649 0.1726 0.1907 Period End Balance (Incl. Consumer Finance in 2006) Yield* Consumer 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0.0152 0.0125 0.0103 0.009 0.0085 0.005 0.0329 0.0181 0.0062 0.027 0.0329 0.037 0.0376 0.0385 0.0382 0.0408 NPLs/TL w/o IF 0.0085 0.0105 0.0106 0.0107 0.0126 0.0133 0.0128 0.0153 0.016 0.0195 0.0209 0.022 Total Consumer NCOs / Avg. Consumer Loans w/o Consumer Finance (dba IF) Consumer 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0.0232 0.0249 0.0424 0.0248 0.0238 0.0222 0.0327 0.0414 0.0828 0.0345 0.0513 0.0719 0.0677 0.078 0.0744 0.0769 NPLs/TL w/o IF 0.0234 0.0217 0.0257 0.0328 0.0298 0.0408 0.0438 0.0567 0.055 0.0625 0.0667 * Based on average balances. ** Includes consumer mortgages and consumer finance mortgages. Avg. Loan: $11,000

Consumer Portfolio at BSPR (as of Sep-08) * Based on period end balances. ** Based on average balances. Credit Cards Portfolio ($ in Millions) 2004 2005 2006 2007 3Q-08 Credit Cards Portfolio* 128.62 169.42 193 240 261 Total Portfolio Yield** 0.1328 0.1195 0.1473 0.154 0.1694 Settled Comm Loans 1057 638 Middle Mkt & SBA 1513 1644 1729 1686 Corporate banking 1598 1206 674 632 Construction 200 214 435 500 Others 203 243 219 197 Personal Loans Portfolio ($ in Millions) 2004 2005 2006 2007 3Q-08 Personal Loans Portfolio* 319.2 397.17 412.95 433 334 Total Portfolio Yield** 0.0996 0.0845 0.0939 0.1043 0.1265 Settled Comm Loans 1057 638 Middle Mkt & SBA 1513 1644 1729 1686 Corporate banking 1598 1206 674 632 Construction 200 214 435 500 Others 203 243 219 197

Consumer Finance NPLs Ratio2 Net-Charge Offs: Consumer Finance Portfolio Balance and Yield ($ in Millions) Consumer Finance Loan Portfolio (as of Sep-08) Personal Loans Credit Cards Sales Finance Consumer loans Consumer Portfolio Finance 409 158 51 6.199 Small Loans (<$5K) $405 68% Sales Finance $16 3% $591 $ in Millions Real Estate $170 29% LTV FICO Debt/Income Total Mortgage Portfolio* 90 691 85 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 Total Consumer Finance Portfolio* 598.96 630.434 638.25 625.27 612.45 613.92 607.943 611.114 607.838 606.327 591.435 Total Portfolio Yield** 0.2255 0.2368 0.2202 0.2201 0.2352 0.2265 0.2256 0.2271 0.2327 0.2401 0.2378 Period End Balance Yield1 Consumer Finance 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NPLs/TL 0.0494 0.053 0.0424 0.0396 0.0415 0.0548 0.0609 0.0612 0.0591 0.0566 0.0596 Consumer Finance NCOs / Avg. Consumer Finance Loans Consumer Finance 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 NCOs Ratio 0.0709 0.0874 0.0951 0.091 0.0403 0.0637 0.1052 0.1373 0.1035 0.0872 0.0864 1 Based on average balances. 2 Includes consumer finance mortgages. Avg. Loan: $3,500

Average FICO Scores in Consumer Portfolio (as of Sep-08) Residential Mortgages** Consumer Finance Personal Loans at BSPR Credit Cards Others Balances 2636 591 334 261 9 Fico Scores 684 647 693 705 Period End Balances Average FICO Score* * Average score excludes unscored loans. ** Includes only the portfolio serviced by Santander. $ in Millions 39

Asset Liability Management ...

The diversification of the funding mix and reductions in total assets has contributed to a decline in interest rate sensitivity ... Sep-30-08, $ in Millions -300 BP's -200 BP's -100 BP's -50 BP's Base Case +50 BP's +100 BP's +200 BP's +300 BP's Gross Interest Margin 405 406 405 400 395 391 386 381 374 Sensitivity 9.5 10.6 10 4.6 0 -4.3 -9.2 -14.8 -21

Santander has maintained a high quality shrinking investment portfolio ... Sep-30-08

.... but a well diversified funding mix ... DDA&Savings Fed Funds, ST Repos, Notes, CP Deposits Brokered CDS LT Repos, Notes Mkt Share 4q06 0.3 0.18 0.22 0.19 0.11 0.13 LT Repos & Notes 11% DDA & Savings 30%% Funding Mix 3Q-08 Fed Funds, ST Repos, Notes CP 18% Retail DDA/Savings vs. Wholesale Alternative Cost Brokered CDs 19% Deposits 22% Avg. Cost: 3.06% Value of Client Deposit Franchise Historical spread is 300 basis pts. below wholesale funding cost Libor 1m Retail Cost 3.9% 1.1%

.... and maintained strong capital ratios well above the well- capitalized levels required by the FDIC. Leverage Tier 1 Total Capital FDIC Well Capitalized 0.05 0.06 0.1 Santander 0.0605 0.0865 0.1184 BSPR 0.0654 0.1021 0.1146 BSPR Santander BanCorp 3Q08 FDIC Well-Capitalized Banks Criteria1 6% 5% 10% Equity Subordinated Debt Trust Pfds Capital Structure 571.846 125 125 Regulatory Capital Structure Sub-Debt $125 16% Common Equity $555 69% Trust Preferred $125 16% $ in Millions 1 Top criteria used by the FDIC to assess capital position of banks. Banks classified as Well Capitalized belong to FDIC's Group 1 of its capital group assessments and are considered to be more than adequately capitalized.